AETOS CAPITAL LOGO


OUR FIRM
Aetos Capital, LLC is an independent investment management firm offering institutional and private investors a set of compelling investment opportunities in alternative asset classes. Founded in 1999, the firm currently has two investment products: an opportunistic real estate investment platform and an absolute return funds of hedge funds platform. Aetos Capital was founded by James M. Allwin, the former head of Morgan Stanley's Investment Management businesses. Aetos Capital is owned by its partners, who include senior investment professionals with extensive experience and institutional credibility. The firm's objective is to provide focused investment strategies that generate superior risk-adjusted returns to a sophisticated set of clients around the world.

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 AETOS CAPITAL LOGO


OUR CORE PRINCIPLES
Aetos Capital's core principles include:
o commitment to the highest levels of professionalism and integrity
o an alignment of interests with our investors, as demonstrated by a significant commitment of personal capital by the partners into our investment strategies
o implementation of investment strategies that deliver superior risk-adjusted returns to our investors
o independent ownership that allows senior level attention to clients
These principles are overseen by the Executive Committee, which includes James
M. Allwin, Anne Casscells, Kenneth M. deRegt, Scott M.
Kelley, Michael F. Klein, and Harold J. Schaaff.


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OUR INVESTMENT PLATFORMS
Aetos Capital's objective is to provide focused investment opportunities that generate superior risk-adjusted returns to a sophisticated set of clients around the world. The firm currently offers asset allocation advice and investment platforms including: Real Estate - Aetos Capital Asia is an opportunistic fund focused on investments in real estate and related assets in Japan. Click here to download Aetos Capital and Real Estate information in PDF format.


Absolute Return (Hedge Funds) - Aetos Alternatives Management provides customized manager selection, portfolio construction and risk management for clients through four SEC-registered funds-of-hedge-funds and through separate account management. Click here to download Aetos Capital and Absolute Return information in PDF format.





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 AETOS CAPITAL LOGO

ABSOLUTE RETURN STRATEGY
Overview
Aetos Alternatives Management constructs customized absolute return portfolios for clients. Our tailored investment solutions include manager selection, portfolio construction and comprehensive risk management across the spectrum of absolute return strategies. Aetos Capital distinguishes itself in its experience, focus and investment discipline. Aetos Capital's senior investment professionals each have years of experience investing as fiduciaries in hedge fund strategies for institutions. Our professionals also have extensive investment, capital markets and trading experience.
Aetos Capital seeks to preserve capital and generate positive absolute returns which are non-correlated to traditional asset classes and have less volatility than the broader markets. Our established relationships with the highest quality hedge funds and industry organizations provide us with early insights into market opportunities, help in identifying emerging talent, and facilitate access to capacity with "best of breed" managers. With a focus on fundamental analysis and operational and quantitative risk management, our investment process is designed for institutional investors.
As fiduciaries by background and perspective, we work closely with our clients and offer the highest level of service by managing risk and providing thoughtful research, market insights, tailored solutions and customized reporting.
Absolute Return Investment Approach
Absolute Return Team
Click here to download Aetos Capital and Absolute Return information in PDF format.

 AETOS CAPITAL LOGO

ABSOLUTE RETURN INVESTMENT APPROACH
Investment Philosophy and Process
Aetos Capital combines excellence in research, risk management, manager due diligence, and portfolio construction to increase the probability of consistent and uncorrelated investment results. We believe in a disciplined and fundamentally based investment process where risk management is integrated into all aspects of the investment process and evaluated in each of its four constituent parts - portfolio management, operational, portfolio and strategy risk.
Our meticulous manager selection process reflects nearly three decades of collective hedge fund of funds experience, which is combined with our deep capital markets expertise. At Aetos Capital, we:
o maintain a bias towards
fundamentally oriented managers and complement experienced and established firms with emerging talent
o focus on managers with demonstrated investment and business skill, deep organizations, sustainable performance and consistent risk profiles
o determine the allocation to hedge fund strategies and managers by merging quantitative and qualitative factors, using mean-variance optimization tools, reviewing correlations among managers and incorporating position limits, ranges and liquidity constraints
o invest with managers who provide portfolio information and access to principals, affording a clear understanding of each manager's investment strategy, competitive advantage, and underlying drivers of return
o adjust asset allocations among absolute return strategies within our portfolios based upon our evaluation of the market environment, opportunity set and risk profile of each strategy
o perform ongoing due diligence on the individual managers
Aetos Capital's portfolio construction process is flexible and is designed to accommodate client-specific return and volatility targets. We offer a tailored range of services including asset allocation analysis, manager selection, program monitoring, direct investment with underlying managers, and custom reporting.

The words "INTEGRATED RISK MANAGEMENT" are surrounded by the words "Fundamental & Macroeconomic Research," "Manager Identification," "Manager Evaluation," "Portfolio Construction: Single-Strategy Funds," "Portfolio Constructions:
Multi-Strategy Portfolios," and "Monitoring Process."

Strategy Overview
Aetos Capital offers SEC-registered 1940 Act commingled hedge fund of funds*, separate account management, and portable alpha programs utilizing hedge fund of funds.

Underlying Managers-
Multi-Strategy Arbitrage Fund - Conservative Portfolio - Single Strategy Funds
                                (Lower Volatility &      SEC-registered 1940
                                 Multi-Strategy)         Act funds

Distressed Investment
Strategies Fund -                Balanced Portfolio -    Multi-Strategy
                                 (Core & Multi-Strategy) Portfolios
                                                         Tactical allocations to
                                                         strategy-specific funds
Long/Short Strategies Fund -     Growth Portfolio -
                                 (Higher-Volatility &    Managed to specific
                                  Multi-Strategy)        return and volatility
                                                         targets
Market Neutral Strategies Fund -
                                                         Custom allocations
                                                         available to target
                                                         client directed return
                                                         and volatility goals

                                                         Separate Accounts

                                                         Direct investments with
                                                         underlying managers

                                                         Portable Alpha Utiliz-
                                                         ing Absolute Return

                                                         Utilizing funds/port-
                                                         folios or separate
                                                         account

*Absolute return investing involves substantial risks, including risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in. Prospective investors should consider these risks and the charges and expenses of the funds carefully before investing. The prospectus contains this and other information: a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.


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ABSOLUTE RETURN TEAM
Aetos Capital's Absolute Return investment capability is led by Anne Casscells, Co-President and Chief Investment Officer, and Michael F. Klein, Co-President. Ms. Casscells is the former Chief Investment Officer of the Stanford University Endowment. Mr. Klein is a former Managing Director of Morgan Stanley and President and a Director of all its institutional funds businesses. The senior investment team also includes senior portfolio managers Jeffery J. Mora, the former head of alternative investments for the Northwestern University Endowment and James T. Gibbons, formerly Senior Vice President and portfolio manager of Evaluation Associates Capital Markets, a fund of hedge funds. The team also consists of risk management specialists, associate portfolio managers and research associates.
Senior Leadership
o     Mr. James M. Allwin, Founder
o     Ms. Anne Casscells, Managing Director, Co-President and Chief Investment
      Officer
o     Mr. Michael F. Klein, Managing Director, Co-President
o     Ms. Andrea M. Bollyky, Managing Director, Head of Client Relations
o     Mr. James T. Gibbons, Managing Director, Portfolio Manager
o     Mr. Jeffery J. Mora, CFA, Managing Director, Portfolio Manager
o Mr. Harold J. Schaaff, Managing Director, General Counsel and Chief Compliance Officer




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AETOS CAPITAL LOGO

OUR TEAM
Click here to download all biographies in PDF format.
Managing Directors
James M. Allwin
Founder and President
Mr. Allwin is the Founder and President of Aetos Capital.
Prior to founding Aetos Capital, Mr. Allwin was head of the Investment Management businesses of Morgan Stanley, including Morgan Stanley Asset Management, Miller Anderson & Sherrerd and the firm's Private Equity and Real Estate Funds. Over the course of his 23-year career at Morgan Stanley, Mr. Allwin also worked in areas such as Corporate Finance and Mergers & Acquisitions. He was a member of the Morgan Stanley Management Committee.
Mr. Allwin is a graduate of Yale University, where he served as a member of the Investment Committee from 1997 to 2002, and is presently on the Board of The Yale New Haven Hospital System. He received his MBA from the Amos Tuck School of Business Administration at Dartmouth College, where he is a member of the Board of Overseers and a founder of its Initiative on Corporate Citizenship and Ethics. He is a member of the Investment Advisory Committee of the Howard Hughes Medical Institute, a member of the Board of Directors of Summit Properties, Inc., Chairman of the Board of Directors of Communities In Schools, the nation's largest stay-in-school program, and former Chairman of the Board of Trustees of Greenwich Academy. He also serves on the Boards of the Dia Art Foundation, National Mentoring Partnership, and the Chairman's and Director's Councils of the Museum of Modern Art. Andrea M. Bollyky, Managing Director Client Relations Ms. Bollyky is a Managing Director of Aetos Capital and leads the business development and client relations activities for Aetos Capital's absolute return strategies.
Prior to joining Aetos Capital in June 2004, Ms. Bollyky was a Principal with Clay Finlay Inc., a specialist global equity management firm with $8 billion under management and offices in New York, Tokyo and London where she was responsible for managing the firm's global business development and marketing activities. Prior to joining Clay Finlay in 1995, Ms. Bollyky was an Account Executive with Gartmore Capital Management, a global asset manager headquartered in London where she was responsible for managing the firm's North American consultant relations and client service activities. Earlier in her career, Ms. Bollyky was a Manager with SEI Corporation and a member of the International Investment Group, which created multi-manager investment products offered to the pension, endowment and foundation markets. Ms. Bollyky was also involved in the evaluation and analysis of investment managers for use in the firm's multi-manager investment strategies and for recommendations to the firm's consulting clients. She began her career as a Research Analyst affiliated with the Hungarian Ministry of Finance in Budapest Hungary.
Ms. Bollyky was educated at Lehigh University, where she received a Bachelor of Arts in International Business with a concentration in Economics and Eastern European Studies, and the Economic University of Budapest. Ms. Bollyky is a member of the Board of Directors of AIMSE.
Anne Casscells, Managing Director
Co-President and Chief Investment Officer of Absolute Return Strategies
Ms. Casscells is a Managing Director of Aetos Capital and the Co-President and Chief Investment Officer of Aetos Capital's absolute return strategies. Prior to joining Aetos Capital in October 2001, Ms. Casscells was the Chief Investment Officer of the Stanford Management Company, where she was responsible for the investment of over $10 billion in endowment funds and other assets on behalf of Stanford University. Prior to assuming her position as CIO in 1998, Ms. Casscells served for two and a half years as Managing Director of Investment Policy Research, where she was responsible for asset allocation and for the endowment's absolute return investments. During this period, she expanded the absolute return portfolio from $150 million to $650 million and developed a portable alpha program to enhance returns in the endowment's U.S. equity and fixed income asset classes. Prior to joining the Stanford Management Company, Ms. Casscells was a Vice President in Goldman Sachs' fixed income division and an analyst at Morgan Stanley. Ms. Casscells earned her Masters of Business Administration from the Stanford Graduate School of Business, where she was an Arjay Miller Scholar, and a Bachelor of Arts in British Studies, cum laude, from Yale University. Ms. Casscells is a trustee of the Stanford Business School Trust and a member of the Board of Directors of KQED Public Broadcasting, where she serves as Treasurer and head of the Finance and Investment Committees. She is the co-author with Robert Arnott, Chairman, First Quadrant, LP of a recently published article titled Demographics and Capital Markets Returns, Financial Analysts Journal, AIMR, Vol. 59, No. 2, March/April 2003.
Kenneth M. deRegt, Managing Director
Executive Committee
Mr. deRegt is a senior advisor of Aetos Capital, providing oversight in areas of investment strategy, overall operations and risk management. Prior to joining Aetos Capital in January 2003, Mr. deRegt headed the Fixed Income, Currencies and Commodities businesses for Morgan Stanley. He was a member of the Firm's Management Committee. During his twenty-year career at Morgan Stanley, Mr. deRegt had a variety of responsibilities relating to different Fixed Income businesses, including the Firm's Government Securities business and certain international businesses.
Mr. deRegt is a graduate of Stanford University. He currently is the Chairman of the Board of Trustees of Eagle Hill School. He is also a member of the Board of Trustees of PASE - The Partnership for After School Education. James T. Gibbons, Managing Director Portfolio Manager of Absolute Return Strategies Mr. Gibbons is a Managing Director of Aetos Capital and is a portfolio manager and senior member of Aetos Capital's absolute return strategies investment team.
Prior to joining Aetos Capital in July 2002, Mr. Gibbons served as a Senior Vice President at Evaluation Associates Capital Markets, where he was responsible for research and due diligence on a large group of relative value and event driven hedge fund managers. During his career at Evaluation Associates Mr. Gibbons and team managed up to $2.6 billion in assets. Before joining Evaluation Associates, Mr. Gibbons spent ten years with AIG in New York, London and Tokyo. He served as chief investment officer for various AIG insurance entities, and his responsibilities included asset allocation as well as the management of fixed income, equity and non-traditional investment teams that invested $13 billion as a managing director for AIG Global Investment Corp. Earlier in his career, Mr. Gibbons worked for Unilever in their treasury units in the U.S. and London. Mr. Gibbons received his Bachelor of Science degree in Finance from Georgetown University.
Scott M. Kelley, Managing Director
Co-Founder of Real Estate and Chief Executive Officer of Aetos Japan
Mr. Kelley is a co-founder of Aetos Capital's real estate business and is a Managing Director of Aetos Capital and Chief Executive Officer of Aetos Japan. He is a member of the Aetos Japan Management Committee. Prior to joining Aetos Capital in April 2001, Mr. Kelley was a Managing Director and co-head of Morgan Stanley's global real estate investment banking group, where he was responsible for all international client matters. Mr. Kelley was responsible for building the international real estate investment banking business of Morgan Stanley, including its business in Japan. He was also a member of the Investment Committees for MSREF I, II and III and the Morgan Stanley Real Estate Special Situations Fund. Mr. Kelley is a member of the Real Estate Roundtable, McIntire School of Commerce Advisory Board, Pension Real Estate Association, the Urban Land Institute and a former director of the National Multi-Family Housing Council and the National Association of Real Estate Investment Trusts. He received a Bachelor of Science degree from the McIntire School of Commerce at the University of Virginia and a Masters in Management with Distinction from the J.L. Kellogg Graduate School of Management at Northwestern University. Daniel H. Klebes II, Managing Director Chief Investment Officer of Aetos Japan Mr. Klebes is a Managing Director of Aetos Capital and Chief Investment Officer of Aetos Japan. He is a member of the Aetos Japan Management Committee.
Prior to joining Aetos Capital in May 2004, Mr. Klebes was a Managing Director in the Merchant Banking Division of Goldman, Sachs & Co. He founded the Tokyo operations for The Whitehall Funds, Goldman Sachs' real estate opportunity fund, and headed or co-headed Whitehall's operations in Japan from 1997 to 2004. During that time he led the acquisition of over $5 billion in Japanese real estate and real estate secured loans. Mr. Klebes also served as a member of Whitehall's Investment Committee from 1999 to 2004. Mr. Klebes joined Goldman Sachs in 1987 in the Investment Banking Division and spent his entire career in real estate. He has lived in Japan for more than 10 years and is fluent in Japanese.
Mr. Klebes received his Bachelor's degree from the School of Foreign Service at Georgetown University and his Master's from Stanford University. Michael F. Klein, Managing Director Co-President of Absolute Return Strategies Mr. Klein is a Managing Director of Aetos Capital and the Co-President of Aetos Capital's absolute return strategies. Prior to joining Aetos Capital in March 2000, Mr. Klein was a Managing Director of Morgan Stanley & Co. Mr. Klein was President and a Director of the Morgan Stanley Institutional Open and Closed-End Funds. Mr. Klein joined Morgan Stanley in 1995 and was involved in both the firm's institutional asset management and retail funds businesses. Prior to joining Morgan Stanley, he practiced law at the international law firm of Rogers & Wells in New York.
Mr. Klein is a magna cum laude graduate of Colgate University where he was elected to Phi Beta Kappa, and received his Juris Doctor degree from Boston College Law School where he graduated cum laude. Kazuhiro Minami, Managing Director Co-President of Aetos Japan Mr. Minami is a Managing Director of Aetos Capital and Co-President of Aetos Japan overseeing the asset management and disposition teams. He is a member of the Aetos Japan Management Committee.
Prior to joining Aetos Japan in October 2001, Mr. Minami was an Executive Vice President of Lone Star Japan Acquisitions, LLC. Starting in 1998, Mr. Minami led the development in Japan of the Lone Star affiliate responsible for asset management of Lone Star's Japanese investments. In that capacity, he was directly responsible for the management of well over 1,000 assets in Lone Star's Japanese portfolio. He was also in charge of origination efforts for the acquisition by Lone Star of numerous real estate portfolios from various life insurance companies and financial institutions. Mr. Minami also spent 16 years at Mitsui Real Estate Sales Corporation, where he had a broad range of real estate business experience, from brokerage services in the domestic market to a five year assignment in the New York office handling Mitsui's U.S. development projects, investments and asset management. Mr. Minami received a Bachelor of Science in Commerce from Nihon University and holds certified real estate and consulting licenses in Japan and the US.
Jeffery J. Mora, Managing Director
Portfolio Manager of Absolute Return Strategies
Mr. Mora is a Managing Director of Aetos Capital and is a portfolio manager and senior member of Aetos Capital's absolute return strategies investment team. Prior to joining Aetos Capital in November 2001, Mr. Mora was the Manager of Alternative Assets for Northwestern University's endowment fund, where he was responsible for strategic and tactical asset allocations and manager due diligence and selection. Specifically, Mr. Mora developed expertise in hedge fund, distressed, private equity, oil & gas and real estate investments across the University's $1.5 billion alternative asset portfolio. Prior to Northwestern University, Mr. Mora was a consultant in Price Waterhouse's Valuation Services Group where he valued a diverse range of securities and interests, from private companies to complex derivative securities and intellectual property rights. He began his career as a Credit Analyst and Corporate Banker at the National City Corporation.
Mr. Mora received a Bachelor of Science degree in Finance from Miami University, where he is a member of the Business Advisory Council of the Richard T. Farmer School of Business, and received a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Mora is also a Chartered Financial Analyst (CFA). Gary D. Nusbaum, Managing Director Private Equity Mr. Nusbaum is a Managing Director of Aetos Capital, responsible for the firm's private equity business. Prior to joining Aetos Capital, Mr. Nusbaum held a variety of positions at Warburg, Pincus & Co., LLC, most recently as a Managing Director. At Warburg Pincus from 1989 to 2002, Mr. Nusbaum was responsible for media and telecommunications investments in the United States, Europe, Asia and Latin America. His broad-based industry experience also includes investments in the retail, environmental, logistics and healthcare industries. Mr. Nusbaum worked in Warburg Pincus' offices in New York, London and Hong Kong and opened the firm's Sao Paulo office. He has had day-to-day responsibility for more than 20 companies across a portfolio which included start-ups, growth capital and leveraged buyouts. Mr. Nusbaum also developed Warburg Pincus' dedicated restructuring practice in 2001 and 2002. Mr. Nusbaum received his Bachelor of Science in Economics summa cum laude and Master of Business Administration degrees from The Wharton School of the University of Pennsylvania. Mr. Nusbaum is a member of the Board of Directors of Journal Register Company. Harold J. Schaaff, Managing Director General Counsel and Chief Compliance Officer Mr. Schaaff is a Managing Director, General Counsel and Chief Compliance Officer of Aetos Capital. Prior to joining Aetos Capital in March 2001, Mr. Schaaff was a Managing Director of Morgan Stanley and the President and a Director of the Morgan Stanley Institutional Open and Closed-End Funds. Prior to March 2000, Mr. Schaaff was a Managing Director and General Counsel for Morgan Stanley Investment Management. Mr. Schaaff joined Morgan Stanley in 1989. Prior to 1989, Mr. Schaaff practiced securities law for Sullivan & Cromwell in New York.
Mr. Schaaff received his Bachelor of Arts degree from Brown University and his Juris Doctor degree from the University of California at Los Angeles where he was a member of the Order of the Coif and a John M. Olin Law and Economics Scholar. Jacob Walthour, Jr., Managing Director Client Relations Mr. Walthour is a Managing Director of Aetos Capital and is responsible for client relations activities for a number of Aetos Capital's firm-wide relationships.
Prior to joining Aetos Capital in February 2002, Mr. Walthour was a founding member of the Capital Markets Group of Moore Capital Management, one of the largest hedge fund organizations with $8.5 billion in assets. Specifically, Mr. Walthour was responsible for institutional relationship management and business development. Prior to joining Moore Capital Management, he was a Principal of Morgan Stanley's Investment Management division, where he advised some of Morgan Stanley's largest corporate and other institutional clients on investment strategy and implementation and built the firm's Canadian asset management business. He began his career in the Investment Banking division of Lehman Brothers.
Mr. Walthour received his Bachelor of Arts degree from the State University of New York at Albany where he graduated cum laude from the Nelson Rockefeller School of Government. Suzanne R. West, Managing Director Client Relations Ms. West is a Managing Director of Aetos Capital and is responsible for new business development and client relations activities for Aetos Capital's real estate strategies.
Prior to joining Aetos Capital, Ms. West was a Director of DRA Advisors, an institutional advisory firm with approximately $2.5 billion of assets under management. In that capacity, she was involved in new business development, marketing and portfolio management.
Ms. West has 17 years of real estate experience beginning with seven years in the real estate group of the State of Connecticut Trust Funds, involved in the management of both real estate equity and commercial mortgage portfolios as an investment officer. Her experience also includes portfolio management responsibilities with the O'Connor Group and private equity capital sourcing and investor relations for a public REIT, Acadia Realty Trust.
Ms. West received a Bachelor of Arts degree in Finance from the University of Connecticut.






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Vice Presidents
Jon P. Awong, Vice President
Real Estate
Mr. Awong is a Vice President of Aetos Japan and a senior member of the acquisitions team.
Prior to joining Aetos Capital in June 2001, Mr. Awong was part of the acquisition team at Blackstone Real Estate Partners III. Mr. Awong's primary focus was to evaluate the potential acquisition of numerous real estate opportunities and was involved in the assessment of various office, retail, residential, hotel and mixed use properties. Prior to Blackstone, Mr. Awong was an associate at Jones Lang LaSalle's Investment Banking Group where he was focused on corporate and real estate restructuring as well as property debt/equity financing transactions.
Mr. Awong graduated summa cum laude from the University of Pennsylvania, where he received Bachelor of Science degrees in Corporate Finance and Engineering from the Wharton School. He was admitted to Phi Beta Kappa and was also the recipient of the Pinkel Award. Cristiano M. Boccia, Vice President Director of Finance Mr. Boccia is a Vice President of Aetos Capital and the Director of Finance. He is also involved in the firm's private equity business.
Prior to joining Aetos Capital in January 2003, Mr. Boccia was an associate at Warburg, Pincus & Co., LLC, involved in investments in the United States and Latin America. Mr. Boccia worked in Warburg Pincus' offices in New York, Sao Paulo, and London. Mr. Boccia also supported the development of Warburg Pincus' dedicated restructuring practice in 2001 and 2002. Prior to joining Warburg Pincus, Mr. Boccia was in the Investment Banking Group at J.P. Morgan.
Mr. Boccia received his Bachelor of Science degree in Engineering from Escola Politecnica at the University of Sao Paulo and a Master of Business Administration degree (with honors) from The University of Chicago. Darren S. Glickman, Vice President Real Estate Mr. Glickman is a Vice President of Aetos Capital responsible for the accounting and finance functions related to Aetos Capital Asia. Prior to joining Aetos Capital in January 2003, Mr. Glickman was a Vice President in the Investment Accounting division of Goldman, Sachs & Co. where he focused primarily on accounting and reporting for private equity real estate partnerships. Prior to joining Goldman, Sachs & Co., Mr. Glickman was an audit manager in the Real Estate Services division of Deloitte & Touche, LLP. Mr. Glickman is a Certified Public Accountant in New York State and has a Bachelor of Business Administration in Accounting from Baruch College.

James L. Kraus, Vice President
Real Estate
Mr. Kraus is a Vice President of Aetos Capital responsible for fund portfolio and risk management for Aetos Capital Asia. Prior to joining Aetos Capital in February 2003, Mr. Kraus worked in the Real Estate Principal Investment Area of Goldman, Sachs & Co., working on the Whitehall funds as a member of their Finance and Administration team. His primary responsibilities were investor reporting and reporting to senior management on fund performance and risk analysis. Prior to Goldman, Sachs & Co., Mr. Kraus was an auditor at PricewaterhouseCoopers, LLP.
Mr. Kraus graduated from Binghamton University where he received a Bachelor of Science in Accounting. David A. Lane, Vice President Real Estate
Mr. Lane is a Vice President of Aetos Capital and is involved in new business development activities for Aetos Capital's real estate strategies. Prior to joining Aetos Capital in March 2004, Mr. Lane worked for J.P. Morgan in Australia where he held the title of Director. Mr. Lane joined J.P. Morgan in 1996 and during his tenure at the firm, he was responsible for a number of investment banking groups in Australia/New Zealand including the Financial Institutions Group, the Emerging and Technology Group and the Financial Sponsors Group. In addition, from 2000 through 2001, he was responsible for LabMorgan Australia/New Zealand, an early stage venture capital group formed by J.P. Morgan. Prior to joining J.P. Morgan, Mr. Lane joined Goldman, Sachs & Co. in 1989 as a Vice President in the New York and London offices.
Mr. Lane received a Bachelor of Science in Economics degree, with distinction, from the Wharton School at the University of Pennsylvania. Yvonne M. Petrasovits, Vice President Director of Business Management Ms. Petrasovits is a Vice President of Aetos Capital and the Director of Business Management, with senior oversight of all non-legal and non-finance functions of the firm, including human resources, technology, administration and day-to-day operations. Prior to joining Aetos Capital in 1999, Ms. Petrasovits was involved in the administration of Morgan Stanley's investment management business. In her role, she was responsible for integrated technology projects, development of operational procedures, hiring and training for a team of over 50 administrative professionals, and a variety of other administrative activities. Prior to investment management, Ms. Petrasovits worked in Morgan Stanley's Private Equity and Venture Capital groups in related roles including quarterly investor reporting. Prior to joining Morgan Stanley in 1993, Ms. Petrasovits worked in a senior administrative position at PrimeEnergy Management Company and spent four years in the United States Army as an Imagery Analyst in the area of Military Intelligence.
Ms. Petrasovits graduated from Iona College, where she received a Bachelor of Science degree in Business and a Masters of Business Administration degree from Sacred Heart University. Scott D. Sawyer, Vice President Chief Financial Officer of Aetos Absolute Return Strategies Mr. Sawyer is a Vice President of Aetos Capital and Chief Financial Officer of Aetos Capital's absolute return strategies investment team.
Prior to joining Aetos Capital in August 2004, Mr. Sawyer was a Client Portfolio Manager at General Electric Asset Management where he was responsible for the daily investment and operational oversight of third party accounts investing in various U.S. and international equity strategies. Prior to 2002, Mr. Sawyer was Manager of Fund Operations at General Electric Asset Management where he was responsible for the budgetary, control and reporting requirements for numerous families of mutual funds. Prior to joining General Electric Asset Management, Mr. Sawyer was an Audit Manager at Pricewaterhouse Coopers, LLP. Mr. Sawyer graduated from Bucknell University where he received his Bachelor of Science in Accounting. Gary J. Smith, Vice President Client Relations Mr. Smith is a Vice President of Aetos Capital and is involved in business development and client relations activities of the firm. Prior to joining Aetos Capital in 2002, Mr. Smith was a golf analyst and commentator for ABC Sports television. During his twenty-year career in golf, he coached many of the world's leading players and was one of only four master teachers for GOLF Magazine.
Judy Tang, Vice President
Real Estate
Ms. Tang is a Vice President of Aetos Capital and is involved in portfolio management, reporting, and investment performance analysis for Aetos Capital Asia. Prior to joining Aetos Capital in February 2004, Ms. Tang was a Vice President in the Asian Special Situations Group in the FICC division of Goldman, Sachs & Co., where she focused primarily on managing the Asia Fund, monitoring investment activity, liaising with fund investors, asset management, hedging, financing, and reporting teams worldwide. Prior to joining Goldman, Sachs & Co. in 1996, Ms. Tang was an analyst in the Hospitality and Gaming consulting practice at PriceWaterhouseCoopers, LLP. Ms. Tang received her Bachelor of Science degree from the School of Hotel Administration at Cornell University. David A. Tonkovich, Vice President Client Relations Mr. Tonkovich is a Vice President of Aetos Capital and is involved in the business development and client relations activities of Aetos Capital's absolute return strategies.
Prior to joining Aetos Capital in June 2002, Mr. Tonkovich was the Director of Business Development for Orme Capital Management, a hedge fund organization. Mr. Tonkovich oversaw both the fundraising and business development efforts of the firm. Prior to Orme Capital, Mr. Tonkovich was an Associate in the Partners Group of Whitney & Co. He was a member of the team responsible for marketing the firm's investment funds, including private equity, hedged equity, private debt and CDOs. Prior to Whitney & Co., Mr. Tonkovich was an institutional broker in the Foreign Exchange Options Group of Cantor Fitzgerald.
Mr. Tonkovich graduated from Boston College where he received a Bachelor of Science degree in Finance from the Carroll School of Management. J. Bricker Waid, Vice President Absolute Return Strategies Mr. Waid is a Vice President of Aetos Capital and a member of Aetos Capital's absolute return strategies investment team. Prior to joining Aetos Capital in July 2001, Mr. Waid worked in the Mergers, Acquisitions and Restructuring Department of Morgan Stanley. Mr. Waid's primary focus was advising clients in the energy and power sectors on a variety of transactions including acquisitions, divestitures, equity and debt offerings, leveraged buyouts and corporate restructurings. Mr. Waid graduated from the University of Virginia, where he received a Bachelor of Science in Commerce with a concentration in Finance from the McIntire School.

Associates

Jonathan M. Bishop, Associate
Absolute Return Strategies
Mr. Bishop is a Research Associate of Aetos Capital's absolute return strategies investment team.
Prior to joining Aetos Capital in May 2004, Mr. Bishop worked at SG Barr Devlin, where he focused on mergers, acquisitions and restructuring advisory assignments in the energy and power sectors. Mr. Bishop's assignments included advising Pacific Gas & Electric Company on its restructuring under Chapter 11 of the U.S. Bankruptcy Code, and advising TransCanada Corp. on its pending $1.7 billion acquisition of Gas Transmission Northwest from an affiliate of PG&E Corp.
Mr. Bishop graduated from the University of Virginia, where he received a Bachelor of Science in Commerce with a concentration in Finance from the McIntire School. John L. Brown, Associate Real Estate Mr. Brown is an Associate of Aetos Capital providing analytic support for client relations and acquisition activities for Aetos Capital's real estate strategies.
Prior to joining Aetos Capital in March 2004, Mr. Brown was an analyst in the Investment Banking Real Estate Group at Goldman, Sachs & Co. While there, he worked on numerous corporate-finance assignments on behalf of real estate investment trusts and real estate operating companies.
Mr. Brown received his Bachelors of Science in Commerce with a concentration in Finance from the University of Virginia. Reid W. Conway, Associate Legal and Compliance Mr. Conway is a Legal and Compliance Associate with Aetos Capital's legal team.
Prior to joining Aetos Capital in May 2004, Mr. Conway was an Assistant Vice President at Alliance Capital, where he was responsible for mutual fund sales literature compliance with NASD rules and regulations and assisted with issues relating to mutual fund regulation. Prior to joining Alliance Capital, Mr. Conway was an Associate at J.P. Morgan Investment Management, where he provided legal support in connection with new product development and general mutual fund matters. Prior to joining J.P. Morgan Investment Management, Mr. Conway worked at Seward & Kissel LLP as a mutual fund paralegal.
Mr. Conway graduated from Stanford University where he received a Bachelor of Arts degree in Developmental Psychology and earned his Masters in Business Administration from New York University. Darren N. Dinneen, Associate Absolute Return Strategies Mr. Dinneen is a Research Associate with Aetos Capital's absolute return strategies investment team. Prior to joining Aetos Capital in November 2004, Mr. Dinneen worked at Robertson Stephens as an Investment Banking Analyst within their Private Capital Group. Mr. Dinneen's transaction experience included financings for private technology companies and public life sciences companies.
Mr. Dinneen graduated from Harvard University where he received a Bachelor of Arts degree in Government. Andrew D. Eich, Associate Real Estate Mr. Eich is an Associate of Aetos Capital involved in fund portfolio and risk management for Aetos Capital Asia. Prior to joining Aetos Capital in August 2004, Mr. Eich was a Senior Associate within the Consumer Markets and Investment Management and Funds Practice at KPMG LLP in New York.
Mr. Eich received his Bachelor of Arts in Economics from Ohio Wesleyan University where he was a Dean's Scholar and recipient of the Sagan Memorial Award. Jennifer L. Jackson-Martins, Associate Private Equity Ms. Jackson-Martins is an Associate of Aetos Capital involved with the firm's public relations. Prior to joining Aetos Capital in January 2003, Ms. Jackson-Martins held a variety of positions at Warburg, Pincus & Co., LLC, most recently as an Analyst focused on investments in the United States and Latin America. Ms. Jackson-Martins worked in Warburg Pincus' offices in New York, helped open the firm's Sao Paulo office, and assisted with the development of Warburg Pincus' dedicated restructuring practice. Prior to joining Warburg Pincus, Ms. Jackson-Martins was with the United States Marine Corps where she currently serves as a Major in the U.S. Marine Corps Reserve.
Ms. Jackson-Martins received a Bachelor of Arts degree from the University of Iowa. Benjamin D. Kramer, Associate Real Estate
Mr. Kramer is an Associate of Aetos Capital and is involved in the fund accounting and financial reporting for Aetos Capital Asia. Prior to joining Aetos Capital in October of 2004, Mr. Kramer worked for Ernst & Young LLP as an Associate in the Financial Services Office for the Assurance and Advisory Practice.
Mr. Kramer received his Bachelor of Science degree in Business Administration and his Masters of Accounting degree from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Kramer is a licensed Certified Public Accountant in the State of New York.
Wayne L. Marino, Associate
Real Estate
Mr. Marino is an Associate of Aetos Capital and is involved in fund accounting and financial reporting for Aetos Capital Asia. Prior to joining Aetos Capital in 2004, Mr. Marino worked at Ernst & Young LLP as a Senior Consultant in the Financial Services Advisory Risk Management Practice, as well as the Assurance and Advisory Practice.
Mr. Marino received his Bachelor of Science degree in Finance from Rutgers University and received his Masters of Science in Accountancy from the Mendozza School of Business at the University of Notre Dame. Mr. Marino is a licensed Certified Public Accountant in the State of New York.
Blair Schmicker, Associate
Absolute Return Strategies
Mr. Schmicker is an Associate with Aetos Capital's absolute return strategies' investment team.
Prior to joining Aetos Capital in August 2003, Mr. Schmicker worked in the Investment Banking Division of Credit Suisse First Boston advising pharmaceutical, biotechnology and medical technology companies on a variety of transactions including equity, debt and equity-linked offerings, acquisitions and private placements.
Mr. Schmicker graduated cum laude from Dartmouth College where he received a Bachelor of Arts degree with High Honors in Economics with Mathematics. Nancy O. Wu, Associate Real Estate Ms. Wu is an Associate of Aetos Capital, responsible for all of the funds, treasury and operations of Aetos Capital Asia. Prior to joining Aetos Capital in February 2004, Ms. Wu worked as a senior auditor in the Assurance and Business Advisory - Investment Management Service group for PricewaterhouseCoopers, LLP. There she was involved in client services such as annual audits for various types of funds, agreed upon procedures, and internal controls examination.
Ms. Wu graduated from Binghamton University where she received a Bachelor of Science degree in Accounting with a concentration in Finance. Ms. Wu is a licensed Certified Public Accountant in the State of New York.

INQUIRIES
Our Firm
Aetos Capital, LLC
info@aetoscapital.com
---------------------
Tel: (212) 201-2500
Fax: (212) 201-2525
Our Investment Platforms
Real Estate
Suzanne R. West
swest@aetoscapital.com
----------------------
Tel: (212) 201-2513
Fax: (212) 201-2525
Absolute Return
Andrea M. Bollyky
abollyky@aetoscapital.com
-------------------------
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